UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2016

AgroFresh Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36316 (Commission File Number)	46-4007249 (I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA (Address of principal executive offices)	19106 (Zip code)

(267) 317-9139

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.  Regulation FD Disclosure.

On August 11, 2016, AgroFresh Solutions, Inc.'s (the “Company”) Acting Co-Chief Executive Officer, Stephen Trevor, is scheduled to present at the Jefferies 2016 Industrials Conference in New York City. The slide presentation that Mr. Trevor will be using at the conference is attached as Exhibit 99.1 to this Current Report, and will be available on the investor relations section of the Company's website at www.agrofresh.com.

The information contained in this report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Slide presentation dated August 11, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 11, 2016

AGROFRESH SOLUTIONS, INC.

By:	/s/ Thomas Ermi
Name: Thomas Ermi
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Slide presentation dated August 11, 2016.